ADAMS DIVERSIFIED EQUITY FUND

FIRST QUARTER REPORT

MARCH 31, 2016

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Similar to the beginning of last year, 2016 has already seen its share of market volatility. Equity markets suffered the worst start to a calendar year in a decade as economic turmoil in China and further deterioration in oil prices led to negative returns in global markets. Investor concerns around rising interest rates and a strong dollar contributed to a S&P 500 decline of 10% in the first six weeks of the year. Perceptions and market sentiment changed quickly, however. A rebound in commodity prices, easy global monetary policy, and better-than-expected U.S. economic data spurred a rally off the February lows. Major U.S. indexes not only erased early losses, but posted a gain for the quarter. The total return on the S&P 500 was 1.4% for the first three months.

Historically, oil prices and the stock market tend to move independently. During the first quarter of this year they moved in lockstep, a rare occurrence. Initially, a decline in oil prices provided good news for the economy. But as oil continued to decline, the impact on capital spending, credit concerns, and overall global economic growth weighed on the markets. Oil fell from $37 per barrel at the start of the year to a low of $26 per barrel in mid-February, sending stocks lower in the process. The oil price rebound to $38 per barrel by the end of the quarter was a key catalyst behind the market’s recovery. In addition, Janet Yellen’s comments in March suggesting the Fed would proceed cautiously with any future rate increases provided additional support.

During the quarter, interest rate uncertainty and energy credit risk weighed heavily on financial stocks, contributing to the 5.1% decline for the sector. Weakness in market-sensitive names presented an opportunity to initiate a position in Goldman Sachs. Goldman is a best-in-class capital markets leader, with a top-three market share in all major capital market businesses. Moreover, the company has been gaining global market share over the past few years. The evolving shift to fee-based businesses, including asset management and investment banking, provides a solid revenue foundation. With the stock trading below tangible book value, we saw an attractive entry point. Recent declines in Bank of America also presented an opportunity for the Fund. Preferring to be weighted toward the U.S. and the consumer, we sold our holdings in Citigroup, a global bank whose business skews toward corporations, and added Bank of America, one of the largest U.S. consumer banks. We initiated our position at an attractive P/E multiple, and at a time when the stock was trading below tangible book value.

In the Energy sector, we have a bias for quality companies with strong balance sheets, high-quality assets, and low production costs. We positioned the sector defensively, favoring companies capitalizing on the industry’s current challenges and preparing to emerge in a stronger competitive position when the cycle eventually turns. During the first quarter, we initiated a position in Concho Resources. Concho is an E&P company focused in the Permian Basin, the highest-producing U.S. oilfield. Still at a relatively early stage of development, the Permian shale reserves present the largest opportunity in the U.S. for the foreseeable future. By hedging 67% of their production this year, Concho will be able to maintain a high level of production. The company provides superior growth and margins compared to its peer group, and is well-positioned in an oil market upturn.

After several years of market leading returns, Health Care was the worst performing sector during the first three months of 2016. Weakness in the health care stocks provided an opportunity to buy Thermo Fisher Scientific, a company that provides equipment, services, and supplies to pharmaceutical and biotech companies as well as

LETTER TO SHAREHOLDERS (CONTINUED)

hospitals and labs. As the world leader in serving science, Thermo Fisher supplies numerous end-markets with essential products used in R&D processes. The company has an attractive business mix with high exposure to biopharma and diagnostics. Its operating margins have shown consistent improvement, while management has provided long-term guidance for annual revenue growth of 4% to 5% and earnings growth of 8% to 12% through 2018. Additionally, a strong balance sheet along with solid free cash flow generation and an attractive valuation gave us conviction to establish a position in the portfolio.

For the three months ended March 31, 2016, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -0.1%. This compares to a 1.4% total return for the S&P 500 and a 0.2% total return for Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -1.0%.

For the twelve months ended March 31, 2016, the Fund’s total return on NAV was -0.4%. Comparable returns for the S&P 500 and Lipper Large-Cap Core Funds Average were 1.8% and -1.3%, respectively. The Fund’s total return on market price was -2.6%.

During the quarter, the Fund paid distributions to shareholders in the amount of $4.8 million, or $.05 per share, consisting of $.01 net investment income and $.02 long-term capital gain, realized in 2015, and $.02 of net investment income realized in 2016, all taxable in 2016. On April 14, 2016, an additional net investment income distribution of $.05 per share was declared for payment on June 1, 2016. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 202,800 shares of its Common Stock during the quarter. The shares were repurchased at an average price of $12.23 and a weighted average discount to NAV of 15.4%, resulting in a $0.01 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

April 14, 2016

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2016	2015
At March 31:
Net asset value per share	$14.96	$16.15
Market price per share	$12.65	$13.96
Shares outstanding	97,693,497	95,922,372
Total net assets	$1,461,910,079	$1,548,832,631
Unrealized appreciation on investments	$395,046,547	$467,918,512

For the three months ended March 31:
Net investment income	$3,880,145	$4,087,084
Net realized (loss) gain	$(7,285,843)	$28,845,538
Cost of shares repurchased	$2,480,551	$5,329,828
Shares repurchased	202,800	382,500
Total return (based on market price)	(1.0)%	2.4%
Total return (based on net asset value)	(0.1)%	2.1%

Key ratios:
Expenses to average net assets*	0.71%	0.66%
Net investment income to average net assets*	1.09%	1.06%
Portfolio turnover*	20.3%	11.7%
Net cash & short-term investments to net assets	1.7%	1.9%

*	Annualized

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

March 31, 2016 (unaudited)

	Market Value	Percent of Net Assets
Apple Inc.	$63,344,988	4.3%
Alphabet Inc. (Class A & Class C)	53,600,935	3.7
Microsoft Corp.	46,216,464	3.2
Adams Natural Resources Fund, Inc.*	39,340,064	2.7
PepsiCo, Inc.	35,201,880	2.4
Wells Fargo & Co.	34,770,840	2.4
Facebook, Inc. (Class A)	34,606,530	2.4
Comcast Corp. (Class A)	34,192,584	2.3
CVS Health Corp	32,571,220	2.2
Honeywell International Inc.	32,214,375	2.2

Total	$406,059,880	27.8%

*	Non-controlled affiliated closed-end fund

SCHEDULE OF INVESTMENTS

March 31, 2016 (unaudited)

	Shares	Value (A)
Common Stocks — 98.3%
Consumer Discretionary — 11.7%
Amazon.com, Inc. (B)	50,000	$29,682,000
Comcast Corp. (Class A)	559,800	34,192,584
Dollar General Corp.	271,400	23,231,840
Hanesbrands Inc.	608,000	17,230,720
Lowe’s Companies, Inc.	405,000	30,678,750
Magna International Inc.	252,000	10,825,920
Walt Disney Co.	252,600	25,085,706

		170,927,520

Consumer Staples — 10.5%
Coca-Cola Co.	186,000	8,628,540
CVS Health Corp.	314,000	32,571,220
Kroger Co.	508,000	19,431,000
PepsiCo, Inc. (F)	343,500	35,201,880
Philip Morris International Inc.	323,300	31,718,963
Procter & Gamble Co.	131,850	10,852,574
Spectrum Brands Holdings, Inc.	131,500	14,370,320

		152,774,497

Energy — 7.1%
Adams Natural Resources Fund, Inc. (C)	2,186,774	39,340,064
Chevron Corp.	218,000	20,797,200
Concho Resources Inc. (B)	57,500	5,809,800
EOG Resources, Inc.	151,200	10,974,096
Exxon Mobil Corp. (F)	101,000	8,442,590
Halliburton Co.	354,400	12,659,168
Marathon Petroleum Corp.	166,000	6,171,880

		104,194,798

Financials — 16.4%
Allstate Corp.	251,500	16,943,555
American International Group, Inc.	263,000	14,215,150
American Tower Corp.	105,000	10,748,850
Bank of America Corp.	949,900	12,842,648
BlackRock, Inc.	58,200	19,821,174
Capital One Financial Corp.	245,000	16,980,950
Chubb Ltd.	147,200	17,538,880
Goldman Sachs Group, Inc.	63,200	9,921,136
Intercontinental Exchange, Inc.	72,600	17,071,164
iShares US Real Estate ETF	107,722	8,387,235
JPMorgan Chase & Co.	378,100	22,391,082
Prudential Financial, Inc.	265,500	19,174,410
Simon Property Group, Inc.	89,500	18,588,255
Wells Fargo & Co.	719,000	34,770,840

		239,395,329

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2016 (unaudited)

	Shares	Value (A)
Health Care — 14.4%
AbbVie, Inc.	380,000	$21,705,600
Aetna Inc.	183,900	20,661,165
Allergan plc (B)	107,096	28,704,941
Biogen Inc. (B)	47,000	12,235,040
Celgene Corp. (B)	164,000	16,414,760
Cigna Corp.	145,800	20,009,592
Edwards Lifesciences Corp. (B)	194,800	17,183,308
Gilead Sciences, Inc.	221,300	20,328,618
Johnson & Johnson	64,000	6,924,800
Merck & Co., Inc.	480,000	25,396,800
Thermo Fisher Scientific Inc.	145,400	20,587,186

		210,151,810

Industrials — 9.4%
Boeing Co.	205,000	26,022,700
Delta Air Lines, Inc.	311,900	15,183,292
Dover Corp.	176,000	11,322,080
FedEx Corp.	80,000	13,017,600
General Electric Co. (F)	246,500	7,836,235
Honeywell International Inc.	287,500	32,214,375
Southwest Airlines Co.	204,900	9,179,520
Union Pacific Corp.	278,000	22,114,900

		136,890,702

Information Technology — 21.7%
Adobe Systems Inc. (B)	176,000	16,508,800
Alphabet Inc. (Class A) (B)	35,500	27,082,950
Alphabet Inc. (Class C) (B)	35,597	26,517,985
Apple Inc. (F)	581,200	63,344,988
Cisco Systems, Inc.	446,000	12,697,620
Facebook, Inc. (Class A) (B)	303,300	34,606,530
Gartner, Inc. (B)	165,000	14,742,750
Lam Research Corp.	127,600	10,539,760
MasterCard, Inc. (Class A)	230,000	21,735,000
Microsoft Corp.	836,800	46,216,464
NXP Semiconductors NV (B)	122,200	9,906,754
Oracle Corp.	221,000	9,041,110
Visa Inc. (Class A)	322,000	24,626,560

		317,567,271

Materials — 2.2%
CF Industries Holdings, Inc.	203,155	6,366,878
LyondellBasell Industries N.V. (Class A)	186,000	15,917,880
PPG Industries, Inc.	85,000	9,476,650

		31,761,408

Telecommunication Services — 2.0%
SBA Communications Corp. (Class A) (B)	90,000	9,015,300
Verizon Communications Inc.	389,000	21,037,120

		30,052,420

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2016 (unaudited)

	Shares	Value (A)
Utilities — 2.9%
AGL Resources Inc.	145,000	$9,445,300
CMS Energy Corp.	225,000	9,549,000
Edison International	98,000	7,045,220
NextEra Energy, Inc.	81,000	9,585,540
Pinnacle West Capital Corp.	97,500	7,319,325

		42,944,385

Total Common Stocks
(Cost $1,041,887,039)		1,436,660,140

Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		317,000

Short-Term Investments — 1.7%
Money Market Funds — 1.7%
Fidelity Institutional Money Market – Prime Money Market Portfolio (Institutional Class), 0.44% (E)	4,287,019	4,287,019
Western Asset Institutional Cash Reserves Fund (Institutional Class), 0.44% (E)	19,995,132	19,995,132

Total Short-Term Investments
(Cost $24,282,151)		24,282,151

Total Investments — 100.0% of Net Assets
(Cost $1,066,319,190)		$1,461,259,291

Total Return Swap Agreements — 0.0%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 123,500 shares of Tempur Sealy International, Inc. common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	4/27/2017	$7,266,024	$240,242	$—
Receive negative total return (pay positive total return) on 93,900 shares of Consumer Discretionary Select Sector SPDR ETF and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.45%.	Short	Morgan Stanley	4/27/2017	(7,289,110)	—	(133,796)

Gross Unrealized Gain/(Loss) on Open Total Return Swap Agreements					$240,242	$(133,796)

Net Unrealized Gain on Open Total Return Swap Agreements						$106,446

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	A portion of the position is pledged as collateral for open swap agreements. The aggregate market value of pledged securities is $390,430.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [1,2,4]	Frederic A. Escherich [2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [2,3]	Roger W. Gale [1,3,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J.F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary and Chief Compliance Officer
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

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(877) 260-8188

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